SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 19, 2001
                                                         ----------------

                                 AMPLIDYNE, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                 0-21931                     22-3440510
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     (STATE OR OTHER            (COMMISSION                 (IRS EMPLOYER
     JURISDICTION OF            FILE NUMBER)             IDENTIFICATION NO.)
        FORMATION)

                 59 LA GRANGE STREET, RARITAN, NEW JERSEY       08869
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                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)    (ZIP CODE)


        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (908) 253-6870
                                                           --------------


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGES SINCE LAST REPORT)

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

ITEM 5.  OTHER EVENTS.

         On January 19, 2001, the Board of Directors of Amplidyne, Inc. (the "Company") approved the extension of the expiration date of the Company's outstanding Series B Common Stock Purchase Warrants (the "Series B Warrants") and the Company's outstanding Series C Common Stock Purchase Warrants (the "Series C Warrants") from January 22, 2001 to December 31, 2001. The Series B Warrants are exercisable at $2.50 per share and the Series C Warrants are exercisable at $4.00 per share.



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMPLIDYNE, INC.


                                            By: /s/ DEVENDAR S. BAINS
                                                -------------------------------
                                                Devendar S. Bains
                                                Chairman of the Board, Chief
                                                Executive Officer and President


Dated: January 19, 2001




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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AMPLIDYNE, INC.


                                            By: /s/ DEVENDAR S. BAINS
                                                -------------------------------
                                                Devendar S. Bains
                                                Chairman of the Board, Chief
                                                Executive Officer and President


Dated: January 19, 2001


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